12. Income Taxes: Schedule of Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2013
Tables/Schedules
Schedule of Income Tax Rate Reconciliation

	2013	2012	2011
Statutory Federal income tax rate	34.0%	34.0%	34.0%
Net tax effect of IRS regulations on life insurance subsidiary	-	-	(1.5)
Tax effect of S corporation status	(20.7)	(20.7)	(20.5)
Tax exempt income	(2.9)	(2.6)	(2.4)
Effective Tax Rate	10.4%	10.7%	9.6%